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                                                                    Exhibit 10.1



                            AMENDMENT TO NONEMPLOYEE DIRECTOR
                                   COMPENSATION PROGRAM
                            ---------------------------------

          Dayton Superior Corporation's Nonemployee Director Compensation Program, as adopted May 7, 1998 (the "Program"), hereby is amended, effective April 30, 1999, to remove the phrase "or Ripplewood Holdings L.L.C." in each place in the Program in which such phrase appears.


Amendment adopted by the Board of Directors of Dayton Superior Corporation on April 30, 1999.